UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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PENSARE ACQUISITION CORP.

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Pensare ACQUISITION CORP.
1720 Peachtree Street, Suite 629

Atlanta, GA 30309

NOTICE OF SPECIAL MEETING IN LIEU OF THE

2019 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JANUARY 28, 2019

To the Stockholders of Pensare Acquisition Corp.:

You are cordially invited to attend the special meeting in lieu of the 2019 annual meeting (the “special meeting”) of stockholders of Pensare Acquisition Corp. (“Pensare,” “Company,” “we,” “us” or “our”) to be held on January 28, 2019 at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at the MetLife Building, 200 Park Avenue, New York, New York 10166 to consider and vote upon the following proposals:

●	a proposal to amend (the “Charter Amendment”) Pensare’s amended and restated certificate of incorporation (the “charter”) to extend the date by which Pensare has to consummate a business combination (the “Extension”) for an additional three months, from February 1, 2019 to May 1, 2019 (the “Extended Date”);

●	a proposal to re-elect (the “Director Proposal”) four directors to the Company’s board of directors (the “Board”), with each such director to serve until the second annual meeting of stockholders following this special meeting or until his successor is elected and qualified; and

●	a proposal to ratify the selection by our Audit Committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2019 (the “Auditor Proposal”).

Each of the Charter Amendment, Director Proposal and Auditor Proposal are more fully described in the accompanying proxy statement.

The purpose of the Charter Amendment is to allow Pensare more time to complete an initial business combination. Pensare’s initial public offering (“IPO”) prospectus and charter provide that Pensare has until February 1, 2019 to complete a business combination. While we are currently in discussions with respect to several business combination opportunities, the Board currently believes that there will not be sufficient time before February 1, 2019 to complete a business combination. Accordingly, our board believes that in order to be able to consummate an initial business combination, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date that Pensare has to consummate a business combination to the Extended Date in order that our stockholders have the opportunity to participate in this investment. In the event that Pensare enters into a definitive agreement for a business combination prior to the special meeting, Pensare will issue a press release and file a Form 8-K with the Securities and Exchange Commission announcing the proposed business combination.

Holders (“public stockholders”) of shares of Pensare’s common stock sold in the IPO (“public shares”) may elect to redeem their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment (the “Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the special meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. Pensare believes that such redemption right protects Pensare’s public stockholders from having to sustain their investments for an unreasonably long period if Pensare fails to find a suitable acquisition in the timeframe initially contemplated by its charter. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment, or do not vote, or do not instruct their broker or bank how to vote, at the special meeting, if the Charter Amendment is approved by the requisite vote of stockholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of a business combination.

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To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the special meeting. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Pensare estimates that the per-share pro rata portion of the trust account will be approximately $10.12 at the time of the special meeting. The closing price of Pensare’s common stock on January 7, 2019 was $10.12. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving the same amount for each share as if such stockholder sold the shares in the open market. Pensare cannot assure stockholders that they will be able to sell their shares of Pensare common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Charter Amendment is not approved and we do not consummate a business combination by February 1, 2019, as contemplated by our IPO prospectus and in accordance with our charter, or if the Charter Amendments approved and we do not file such amendment to our charter, we will cease all operations except for the purpose of winding up and as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares with the aggregate amount then on deposit in the trust account.

The affirmative vote of at least a majority of the outstanding shares of our common stock is required to approve the Charter Amendment, a plurality of the shares of common stock voted at the meeting is required for the re-election of each of the directors in the Director Proposal and the affirmative vote of at least a majority of the shares of common stock voted at the meeting is required to approve the Auditor Proposal.

The Board has fixed the close of business on December 26, 2018 as the date for determining Pensare stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of Pensare common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Board has determined that the Charter Amendment, Director Proposal and Auditor Proposal are fair to and in the best interests of Pensare and its stockholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” them.

Under Delaware law and Pensare’s bylaws, no other business may be transacted at the special meeting.

Enclosed is the proxy statement containing detailed information concerning the Charter Amendment, Director Proposal, Auditor Proposal and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.

We look forward to seeing you at the meeting.

Dated: January 8, 2019

By Order of the Board of Directors,
/s/ Lawrence E. Mock, Jr.
Chairman of the Board of Directors

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Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against each of the proposals.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on January 28, 2019: This notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/pensaregrp/2019.

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Pensare ACQUISITION CORP.
1720 Peachtree Street, Suite 629

Atlanta, GA 30309

SPECIAL MEETING IN LIEU OF

2019 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JANUARY 28, 2019

PROXY STATEMENT

The special meeting in lieu of the 2019 annual meeting (the “special meeting”) of stockholders of Pensare Acquisition Corp. (“Pensare,” “Company,” “we,” “us” or “our”), a Delaware corporation, will be held on January 28, 2019 at 11:00 a.m, local time, at the offices of Greenberg Traurig, LLP, located at the MetLife Building, 200 Park Avenue, New York, New York 10166 to consider and vote upon the following proposals:

●	a proposal to amend (the “Charter Amendment”) Pensare’s amended and restated certificate of incorporation (the “charter”) to extend the date by which Pensare has to consummate a business combination (the “Extension”) for an additional three months, from February 1, 2019 to May 1, 2019 (the “Extended Date”);

●	a proposal to re-elect (the “Director Proposal”) four directors to the Company’s board of directors (the “Board”), with each such director to serve until the second annual meeting of stockholders following this special meeting or until his successor is elected and qualified; and

●	a proposal to ratify the selection by our Audit Committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2019 (the “Auditor Proposal”).

The Charter Amendment is essential to the overall implementation of the Board’s plan to extend the date that Pensare has to complete a business combination. The purpose of the Charter Amendment is to allow Pensare more time to complete an initial business combination. In the event that Pensare enters into a definitive agreement for a business combination prior to the special meeting, Pensare will issue a press release and file a Form 8-K with the Securities and Exchange Commission announcing the proposed business combination.

The affirmative vote of at least a majority of the outstanding shares of our common stock is required to approve the Charter Amendment, a plurality of the shares of common stock voted at the meeting is required for the re-election of each of the directors in the Director Proposal and the affirmative vote of at least a majority of the shares of common stock voted at the meeting is required to approve the Auditor Proposal.

Holders (“public stockholders”) of shares of Pensare’s common stock (“public shares”) sold in Pensare’s initial public offering (“IPO”) may elect to redeem their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment (the “Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the special meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. However, the Company will not proceed with the Charter Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment, or do not vote, or do not instruct their broker or bank how to vote, at the special meeting, if the Charter Amendment is approved by the requisite vote of stockholders (and not abandoned), the remaining public stockholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of the business combination when it is submitted to the stockholders.

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The withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $314.1 million that was in the trust account as of September 30, 2018. In such event, Pensare may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Charter Amendment is not approved and we do not consummate a business combination by February 1, 2019, as contemplated by our IPO prospectus and in accordance with our charter, or if the Charter Amendment is not approved and we do not consummate a business combination by February 1, 2019, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account not previously released to us, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Prior to the IPO, Pensare’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their shares of common stock, par value $0.0001 per share, which were acquired by them prior to the IPO (the “founder shares”). As a consequence of such waivers, a liquidating distribution will be made only with respect to the public shares. There will be no distribution from the trust account with respect to Pensare’s rights and warrants, which will expire worthless in the event we wind up.

To protect amounts held in the trust account, our sponsor has agreed that it will be liable to ensure that the proceeds in the trust account are not reduced below $10.00 per share by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us, but we cannot assure you that it will be able to satisfy its indemnification obligations if it is required to do so. Additionally, the agreement entered into by our sponsor specifically provides for two exceptions to the indemnity it has given: it will have no liability (1) as to any claimed amounts owed to a target business or vendor or other entity who has executed an agreement with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the trust account, or (2) as to any claims for indemnification by the underwriters of this offering against certain liabilities, including liabilities under the Securities Act. We have not independently verified whether our sponsor has sufficient funds to satisfy its indemnity obligations and believe that our sponsor’s only assets are securities of our company. We have not asked our sponsor to reserve for such indemnification obligations. As a result, if we liquidate, the per-share distribution from the trust account could be less than $10.00 due to claims or potential claims of creditors. We will distribute to all of our public stockholders, in proportion to their respective equity interests, an aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account net of interest that may be used by us to pay our franchise and income taxes payable.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of our trust account distributed to our public stockholders upon the redemption of 100% of our outstanding public shares in the event we do not complete our initial business combination within the required time period may be considered a liquidation distribution under Delaware law. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

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However, because we will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. However, because we are a blank check company, rather than an operating company, and our operations will be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

Approval of the Charter Amendment proposal will constitute consent for Pensare to instruct the trustee to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the redeemed public shares and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by Pensare to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now, will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Charter Amendment is approved.

The record date for the special meeting is December 26, 2018. Record holders of Pensare common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 38,812,500 outstanding shares of Pensare common stock. Pensare’s warrants do not have voting rights.

This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated January 8, 2019 and is first being mailed to stockholders on or about that date.

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Q. Why am I receiving this proxy statement?

A.          This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the special meeting in lieu of the 2019 annual meeting of stockholders to be held on Monday, January 28, 2019 at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at the MetLife Building, 200 Park Avenue, New York, New York 10166, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

Pensare is a blank check company formed for the purpose of entering into a merger, stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. In August 2017, Pensare consummated its IPO from which it derived gross proceeds of $310.5 million, including proceeds from the exercise of the underwriters’ over-allotment option. Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if no qualifying business combinations are consummated on or before a certain date (in our case, February 1, 2019). The Board believes that it is in the best interests of the stockholders to continue Pensare’s existence until the Extended Date in order to allow Pensare more time to complete such business combination and is submitting this proposal to the stockholders to vote upon. In addition, we are proposing the re-election of four directors to the Board and the ratification of the selection by our Audit Committee of Marcum LLP (‘‘Marcum”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2019.

Q. What is included in these materials?

These materials include:

●     This proxy statement for the special meeting;

●     The Company’s Annual Report on Form 10-K for the year ended March 31, 2018, as filed with the Securities and Exchange Commission (the “SEC”) on June 28, 2018.

Q. What is being voted on?

A.          You are being asked to vote on:

●     a proposal to amend Pensare’s charter to extend the date by which Pensare has to consummate a business combination to the Extended Date; and

●     a proposal to re-elect four directors to the Board, with each such director to serve until the second annual meeting of stockholders following this special meeting or until his successor is elected and qualified; and

●     a proposal to ratify the selection by our Audit Committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2019.

The Charter Amendment proposal is essential to the overall implementation of the Board’s plan to extend the date that Pensare has to complete a business combination. In the event that Pensare enters into a definitive agreement for a business combination prior to the special meeting, Pensare will issue a press release and file a Form 8-K with the Securities and Exchange Commission announcing the proposed business combination. Approval of the Charter Amendment is a condition to the implementation of the Extension.

If the Extension is implemented, the stockholders’ approval of the Charter Amendment proposal will constitute consent for Pensare to remove the Withdrawal Amount from the trust account, deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for Pensare’s use in connection with consummating a business combination on or before the Extended Date.

We will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Charter Amendment proposal, after taking into account the Election.

If the Charter Amendment proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. Pensare cannot predict the amount that will remain in the trust account if the Charter Amendment proposal is approved; and the amount remaining in the trust account may be significantly reduced from the approximately $314.1 million that was in the trust account as of September 30, 2018. In such event, Pensare may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Charter Amendment proposal is not approved and we have not consummated a business combination by February 1, 2019, or if the Charter Amendment proposal is approved and we have not consummated a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account not previously released to us, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Pensare’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our rights and warrants, which will expire worthless in the event we wind up. Pensare will pay the costs of liquidation from its remaining assets held outside of the trust account.

Q. Why is the Company proposing the Charter Amendment proposal?

A.          Pensare’s charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if no qualifying business combinations are consummated on or before February 1, 2019. Accordingly, the trust agreement provides for the trustee to liquidate the trust account and distribute to each public stockholder its pro rata share of such funds if a qualifying business combination is not consummated on or before such date provided in Pensare’s charter. As we explain below, Pensare may not be able to complete a business combination by that date.

While Pensare is currently in discussions with respect to several business combination opportunities, Pensare has not yet executed a definitive agreement for a business combination. Pensare currently anticipates entering into such an agreement with one of its prospective targets, but Pensare does not expect to be able to consummate such a business combination by February 1, 2019.

Because Pensare will not be able to conclude a business combination within the permitted time period, Pensare has determined to seek stockholder approval to extend the date by which Pensare has to complete a business combination.

Pensare believes that given Pensare’s expenditure of time, effort and money on finding a business combination, circumstances warrant providing public stockholders an opportunity to consider a business combination. Accordingly, the Board is proposing the Charter Amendment to extend Pensare’s corporate existence.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Q. Why should I vote for the Charter Amendment?

A.          The Board believes stockholders should have an opportunity to evaluate an initial business combination with one or more of the targets with which Pensare is in discussions. Accordingly, the Board is proposing the Charter Amendment to extend the date by which Pensare has to complete a business combination until the Extended Date and to allow for the Election.

The affirmative vote of the holders of at least a majority of all then outstanding shares of common stock is required to effect an amendment to Pensare’s Charter, including any amendment that would extend its corporate existence beyond February 1, 2019. Additionally, Pensare’s charter requires that all public stockholders have an opportunity to redeem their public shares in the case Pensare’s corporate existence is extended. We believe that this charter provision was included to protect Pensare stockholders from having to sustain their investments for an unreasonably long period if Pensare failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given Pensare’s expenditure of time, effort and money on the potential business combinations with the targets it has identified, circumstances warrant providing those who would like to consider whether a potential business combination with one or more of such targets is an attractive investment with an opportunity to consider such transaction, inasmuch as Pensare is also affording stockholders who wish to redeem their public shares the opportunity to do so, as required under its charter. Accordingly, we believe the Extension is consistent with Pensare’s charter and IPO prospectus.

Q. How does the Board recommend that I vote on the Director Proposal and the Auditor Proposal?	A. The Board recommends that you vote in favor of the Director Proposal, to re-elect each of Dr. Klaas Baks and Messrs. U. Bertram Ellis, Jr., Karl Krapek and Dennis Lockhart to the Board and in favor of the Auditor Proposal, to ratify the selection by our Audit Committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2019.
Q. How do the Pensare insiders intend to vote their shares?

A.          All of Pensare’s directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Charter Amendment proposal, Director Proposal and Auditor Proposal.

Pensare’s directors, executive officers and their respective affiliates are not entitled to redeem their founder shares. With respect to shares purchased on the open market by Pensare’s directors, executive officers and their respective affiliates, such public shares may be redeemed. On the record date, Pensare’s directors, executive officers and their affiliates beneficially owned and were entitled to vote 5,953,500 founder shares, representing approximately 15.3% of Pensare’s issued and outstanding common stock. Pensare’s directors, executive officers and their affiliates did not beneficially own any public shares as of such date.

Pensare’s directors, executive officers and their affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Charter Amendment proposal. Any public shares held by affiliates of Pensare may be voted in favor of the Charter Amendment proposal.

Q. What vote is required to adopt the Charter Amendment?	A. Approval of the Charter Amendment will require the affirmative vote of holders of at least a majority of Pensare’s outstanding common stock on the record date.
Q. What vote is required to approve the Director Proposal and the Auditor Proposal?	A. A plurality of the shares of common stock present (in person or by proxy) at the special meeting and voting is required for the re-election of each of the directors in the Director Proposal. The affirmative vote of at least a majority of the shares of common stock present (in person or by proxy) at the special meeting and voting on the Auditor Proposal is required to approve such proposal.
Q. What if I don’t want to vote for the Charter Amendment proposal?	A. If you do not want the Charter Amendment to be approved, you must abstain, not vote, or vote against the proposal. If the Charter Amendment is approved, and the Extension is implemented, the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming public stockholders.

Q. Will you seek any further extensions to liquidate the trust account?	A. Other than the extension until the Extended Date as described in this proxy statement, Pensare does not currently anticipate seeking any further extension to consummate a business combination. Pensare has provided that all holders of public shares, including those who vote for the Charter Amendment, may elect to redeem their public shares into their pro rata portion of the trust account and should receive the funds shortly after the stockholder meeting which is scheduled for January 28, 2019. Those holders of public shares who elect not to redeem their shares now shall retain redemption rights with respect to future business combinations, or, if Pensare does not consummate a business combination by the Extended Date, such holders shall be entitled to their pro rata portion of the trust account on such date.
Q. What happens if the Charter Amendment is not approved?

A.          If the Charter Amendment is not approved and we have not consummated a business combination by February 1, 2019, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account not previously released to us, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Pensare’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our rights and warrants which will expire worthless in the event we wind up. Pensare will pay the costs of liquidation from its remaining assets held outside of the trust account, which it believes are sufficient for such purposes.

Q. If the Charter Amendment proposal is approved, what happens next?

A.          Pensare will continue its efforts to execute a definitive agreement for a business combination with one or more targets.

If Pensare executes such an agreement, we will seek to complete the business combination, which will involve:

●     completing proxy materials;

●     establishing a meeting date and record date for considering a proposed business combination and distributing proxy materials to stockholders; and

●     holding a special meeting to consider such proposed business combination.

Pensare is seeking approval of the Charter Amendment because Pensare will not be able to complete all of the above listed tasks prior to February 1, 2019.

Upon approval by holders of at least a majority of the common stock outstanding as of the record date of the Charter proposal, Pensare will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. Pensare will remain a reporting company under the Securities Exchange Act of 1934 and its units, common stock, rights and warrants will remain publicly traded.

If the Charter Amendment proposal is approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of Pensare’s common stock held by Pensare’s directors and officers through the founder shares.

If the Charter Amendment proposal is approved, but Pensare does not consummate a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account not previously released to us, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Pensare’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our rights and warrants which will expire worthless in the event we wind up. Pensare will pay the costs of liquidation from its remaining assets held outside of the trust account, which it believes are sufficient for such purposes.

Q. Would I still be able to exercise my redemption rights if I vote against the proposed business combination?	A. Unless you elect to redeem all of your shares, you will be able to vote on any proposed business combination when it is submitted to stockholders. If you disagree with the business combination, you will retain your right to redeem your public shares upon consummation of a business combination in connection with the stockholder vote to approve the business combination, subject to any limitations set forth in Pensare’s charter.
Q. How do I change my vote?	A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Morrow Sodali LLC, Pensare’s proxy solicitor, prior to the date of the special meeting or by voting in person at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to: Morrow Sodali LLC, 470 West Avenue, Stamford, CT 06902.

Q. How are votes counted?

A.          Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. The Charter Amendment proposal must be approved by the affirmative vote of at least a majority of the outstanding shares as of the record date of Pensare’s common stock. Each of the nominees named in the Director Proposal must receive a plurality of the shares present (in person or by proxy) at the special meeting and voting for each nominee. The Auditor Proposal must be approved by the affirmative vote of at least a majority of the shares of common stock present (in person or by proxy) at the special meeting and voting on such proposal.

With respect to the Charter Amendment proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes. If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?	A. With respect to the Charter Amendment proposal and the Director Proposal, your broker can vote your shares only if you provide them with instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. Your broker may automatically vote your shares with respect to the Auditor Proposal.
Q. What is a quorum requirement?

A.          A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present with regard to each of the Charter Amendment proposal, Director Proposal and Auditor Proposal if at least a majority of the outstanding shares of common stock on the record date are represented by stockholders present at the meeting or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the special meeting may adjourn the special meeting to another date.

Q. Who can vote at the special meeting?

A.          Only holders of record of Pensare’s common stock at the close of business on December 26, 2018, the record date, are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On the record date, 38,812,500 shares of common stock, including 31,050,000 shares of Class A common stock, were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with Pensare’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How does the Board recommend I vote?	A. After careful consideration of the terms and conditions of these proposals, the Board has determined that the Charter Amendment is fair to and in the best interests of Pensare and its stockholders. The Board recommends that Pensare’s stockholders vote “FOR” the Charter Amendment. In addition, the Board recommends that you vote “FOR” the Director Proposal and Auditor Proposal.
Q. What interests do the Company’s directors and officers have in the approval of the proposals?	A. Pensare’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a sockholder. These interests include ownership of founder shares and warrants that may become exercisable in the future, committed loans by them, that if drawn upon, will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Charter Amendment Proposal—Interests of Pensare’s Directors and Officers.”
Q. What if I object to the Charter Amendment? Do I have appraisal rights?	A. If you do not want the Charter to be approved, you must vote against the proposal, abstain from voting or refrain from voting. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with any future business combination Pensare proposes. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Charter Amendment. In addition, public stockholders who do not make the Election would be entitled to redemption if the Company has not completed a business combination by the Extended Date. Pensare stockholders do not have appraisal rights in connection with the Charter Amendment under the DGCL.
Q. What happens to the Pensare rights and warrants if the Charter Amendment is not approved?	A. If the Charter Amendment is not approved and we have not consummated a business combination by February 1, 2019, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account not previously released to us, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our rights and warrants which will expire worthless in the event we wind up.

Q. What happens to the Pensare rights and warrants if the Charter Amendment is approved?	A. If the Charter Amendment proposal is approved, Pensare will continue to attempt to execute a definitive agreement for a business combination, and if successful, will attempt to complete such business combination by the Extended Date, and will retain the blank check company restrictions previously applicable to it. The rights will entitle their holder to receive one-tenth (1/10) of one share of common stock upon consummation of an initial business combination. The warrants will remain outstanding in accordance with their terms and will become exercisable 30 days after the completion of a business combination. The warrants will expire at 5:00 p.m., New York City time, five years after the completion of the initial business combination or earlier upon redemption or liquidation.
Q. What do I need to do now?	A. Pensare urges you to read carefully and consider the information contained in this proxy statement, including the annex, and to consider how the proposals will affect you as a Pensare stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.
Q. How do I vote?

A.          If you are a holder of record of Pensare common stock, you may vote in person at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote in person if you have already voted by proxy.

If your shares of Pensare common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I redeem my shares of Pensare common stock?

A.          If the Extension is implemented, each public stockholder may seek to redeem such stockholder’s public shares for its pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com, at least two business days prior to the special meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the special meeting will not be redeemed for cash. In the event that a public shareholder tenders its shares and decides prior to the special meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q. What should I do if I receive more than one set of voting materials?	A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Pensare shares.
Q. Who is paying for this proxy solicitation?	A. Pensare will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
Q. Who can help answer my questions?

A.          If you have questions, you may write or call Pensare’s proxy solicitor:

Morrow Sodali LLC

470 West Avenue

Stamford, CT 06902

Telephone: (800) 662-5200

Banks and brokers: (203) 658-9400

Email: WRLS.info@morrowsodali.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

This proxy statement and the documents to which we refer you in this proxy statement contain “forward-looking statements” as that term is defined by the Private Securities Litigation Reform Act of 1995, which we refer to as the Act, and the federal securities laws. Any statements that do not relate to historical or current facts or matters are forward-looking statements. You can identify some of the forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words. There can be no assurance that actual results will not materially differ from expectations. Such statements include, but are not limited to, any statements relating to our ability to consummate a business combination, and any other statements that are not statements of current or historical facts. These forward-looking statements are based on information available to the Company as of the date of the proxy materials and current expectations, forecasts and assumptions and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date and the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

●	the ability of the Company to effect the Charter Amendment or consummate a business combination;

●	unanticipated delays in the distribution of the funds from the trust account;

●	claims by third parties against the trust account; or

●	the ability of the Company to finance and consummate a business combination.

You should carefully consider these risks, in addition to the risk factors set forth in our other filings with the SEC, including the final prospectus related to our IPO dated July 27, 2017 (Registration Nos. 333-219162 and 333-219518) and our Annual Report on Form 10-K for the fiscal year ended March 31, 2018. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

BACKGROUND

Pensare

We are a Delaware company incorporated on April 7, 2016 for the purpose of entering into a merger, stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities.

On August 1, 2017, we consummated our IPO of 27,000,000 units, with each unit consisting of one share of common stock, one right and one-half of one warrant. Each right entitles the holder thereof to receive one-tenth (1/10) of one share of common stock upon the consummation of an initial business combination, as described in more detail in the IPO prospectus. Each whole warrant entitles the holder to purchase one share of common stock at a price of $11.50. On August 4, 2017, the underwriters exercised their over-allotment option in full to purchase an additional 4,050,000 units. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $310,500,000.

The units began trading on July 28, 2017 on the NASDAQ Stock Market under the symbol “WRLSU.” Commencing on August 8, 2014, the securities comprising the units began separate trading. The units, common stock, rights and warrants are trading on the NASDAQ Stock Market under the symbols “WRLSU,” “WRLS,” “WRLSR” and “WRLSW,” respectively.

Prior to our IPO, our sponsor and certain other persons purchased an aggregate of 7,187,500 shares of our common stock for an aggregate purchase price of $25,000 in cash, or approximately $0.0035 per share. In June 2017, our sponsor transferred 1,575,000 founder shares to MasTec, Inc. (“MasTec”) for the same purchase price originally paid for such shares. In July 2017, we effected a stock dividend with respect to our common stock of 575,000 shares thereof, resulting in our initial stockholders holding an aggregate of 7,762,500 founder shares. Simultaneously with the consummation of the IPO and the over-allotment, our sponsor, MasTec and EarlyBirdCapital, Inc. (“EBC”) purchased an aggregate of 10,512,500 warrants (the “private placement warrants”) for $10,512,500. The net proceeds of the IPO plus the proceeds of the sale of the private placement warrants were deposited in the trust account. As of September 30, 2018, Pensare had approximately $314.1 million in the trust account.

The mailing address of Pensare’s principal executive office is Pensare Acquisition Corp., 1720 Peachtree Street, Suite 629, Atlanta, GA 30309, and its telephone number is (404) 234-3098.

The Potential Business Combination

Pensare is currently in discussions with multiple targets to complete a business combination that would qualify as an initial business combination under its charter. In the event that Pensare enters into a definitive agreement for a business combination prior to the special meeting, Pensare will issue a press release and file a Form 8-K with the Securities and Exchange Commission announcing the proposed business combination.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination if and when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

The Special Meeting

Date, Time and Place. The special meeting in lieu of the 2019 annual meeting of Pensare’s stockholders will be held on January 28, 2019 at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at the MetLife Building, 200 Park Avenue, New York, New York 10166.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the special meeting, if you owned shares of Pensare’s common stock at the close of business on December 26, 2018, the record date for the special meeting. You will have one vote per proposal for each share you owned at that time. Pensare’s rights and warrants do not carry voting rights.

Votes Required. The affirmative vote of at least a majority of the outstanding shares of our common stock is required to approve the Charter Amendment, a plurality of the shares of common stock voted at the meeting is required for the re-election of each of the directors in the Director Proposal and the affirmative vote of at least a majority of the shares of common stock voted at the meeting is required to approve the Auditor Proposal. If you do not vote (i.e., you “abstain” from voting on a proposal), your action will have the effect of a vote against the Charter Amendment and no effect on either the Director Proposal and Auditor Proposal. Likewise, abstentions and broker non-votes will have the effect of a vote against the Charter Amendment and no effect on either of the Director Proposal and Auditor Proposal.

At the close of business on the record date, there were 38,812,500 outstanding shares of common stock, including 31,050,000 public shares, each of which entitles its holder to cast one vote per proposal.

If you do not want the Charter Amendment approved, you should vote against the proposal or abstain from voting on the proposal. If you want to obtain your pro rata portion of the trust account in the event the Extension is implemented, which will be paid shortly after the special meeting scheduled for January 28, 2019, you must demand redemption of your shares. Holders of public shares may redeem their public shares regardless of whether they vote for or against the Charter Amendment or abstain.

Proxies; Board Solicitation. Your proxy is being solicited by the Board on the proposals being presented to stockholders at the special meeting to approve the Charter Amendment, Director Proposal and Auditor Proposal. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the special meeting.

Pensare has retained Morrow Sodali LLC to aid in the solicitation of proxies. Morrow Sodali LLC will receive a fee of approximately $30,000, as well as reimbursement for certain costs and out-of-pocket expenses incurred by them in connection with their services, all of which will be paid by Pensare. In addition, officers and directors of Pensare may solicit proxies by mail, telephone, facsimile, and personal interview, for which no additional compensation will be paid, though they may be reimbursed for their out-of-pocket expenses. Pensare will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this proxy statement and other material which may be sent to stockholders in connection with this solicitation. Pensare may reimburse brokerage firms and other nominee holders for their reasonable expenses in sending proxies and proxy material to the beneficial owners of our shares.

THE CHARTER AMENDMENT PROPOSAL

Charter Amendment Proposal

Pensare is proposing to amend its charter to extend the date by which Pensare has to consummate a business combination from February 1, 2019 to the Extended Date.

The Charter Amendment is essential to the overall implementation of the Board’s plan to allow Pensare more time to complete a business combination. Approval of the Charter Amendment is a condition to the implementation of the Extension.

If the Charter Amendment proposal is not approved and we have not consummated a business combination by February 1, 2019, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account not previously released to us, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.

A copy of the proposed amendment to the charter of Pensare is attached to this proxy statement as Annex A.

Reasons for the Proposal

Pensare’s IPO prospectus and charter provide that Pensare has until February 1, 2019 to consummate a business combination. While we are currently in discussions with respect to several business combination opportunities, the Board currently believes that there will not be sufficient time before February 1, 2019 to complete a business combination. The affirmative vote of the holders of at least a majority of all outstanding shares of common stock is required to extend Pensare’s corporate existence, except in connection with, and effective upon consummation of, a business combination. Additionally, Pensare’s IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case Pensare’s corporate existence is extended as described above. Because Pensare continues to believe that a business combination would be in the best interests of Pensare’s stockholders, and because Pensare will not be able to conclude a business combination within the permitted time period, Pensare has determined to seek stockholder approval to extend the date by which Pensare has to complete a business combination beyond February 1, 2019 to the Extended Date.

We believe that the foregoing charter provisions were included to protect Pensare stockholders from having to sustain their investments for an unreasonably long period, if Pensare failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given Pensare’s expenditure of time, effort and money on the potential business combinations with the targets it has identified, circumstances warrant providing those who would like to consider whether such potential business combinations are attractive investments with an opportunity to consider such transactions, inasmuch as Pensare is also affording stockholders who wish to redeem their public shares the opportunity to do so, as required under its charter. Accordingly, the Extension is consistent with Pensare’s charter and IPO prospectus.

If the Charter Amendment Proposal Is Not Approved

If the Charter Amendment proposal is not approved and we have not consummated a business combination by February 1, 2019, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account not previously released to us, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Pensare’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to Pensare’s warrants which will expire worthless in the event we wind up. Pensare will pay the costs of liquidation from its remaining assets held outside of the trust account.

If the Charter Amendment proposal is not approved, the Company will not effect the Extension, and in the event the Company does not complete a business combination on or before February 1, 2019, the trust account will be liquidated and distributed to the public shareholders on a pro rata basis as described above.

If the Charter Amendment Proposal Is Approved

If the Charter Amendment proposal is approved, Pensare will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. Pensare will remain a reporting company under the Securities Exchange Act of 1934 and its units, common stock, rights and warrants will remain publicly traded. Pensare will then continue to work to complete a business combination by the Extended Date.

If the Charter Amendment proposal is approved, but Pensare does not consummate a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account not previously released to us, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Pensare’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. Pensare will pay the costs of liquidation from its remaining assets held outside of the trust account, which it believes are sufficient for such purposes.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Charter Amendment proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account and Pensare’s net asset value. Pensare cannot predict the amount that will remain in the trust account if the Charter Amendment proposal is approved; and the amount remaining in the trust account may be significantly reduced from the approximately $314.1 million that was in the trust account as of September 30, 2018. However, we will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Charter Amendment proposal.

Redemption Rights

If the Charter Amendment proposal is approved, the Company will provide the public stockholders making the Election, the opportunity to receive, at the time the Charter Amendment becomes effective, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON JANUARY 24, 2019 (TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO OUR TRANSFER AGENT OR TO DELIVER YOUR SHARES TO OUR TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

In connection with tendering your shares for redemption, you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com, prior to the vote for the Charter Amendment or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the special meeting ensures that a redeeming holder’s election is irrevocable once the Charter Amendment are approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the special meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Charter Amendment will not be redeemed for a pro rata portion of the funds held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Charter Amendment is not approved or is abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Charter Amendment will not be approved or will be abandoned. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid, calculated as of two days prior to the filing of the amendment to the charter. As of September 30, 2018, this would amount to approximately $10.12 per share. The closing price of Pensare’s common stock on January 7, 2019 was $10.12. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving the same amount for each share as if such stockholder sold the shares in the open market.

If you exercise your redemption rights, you will be exchanging your shares of common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent at least two business days prior to the special meeting. If the Charter Amendment is not approved or if it is abandoned, these shares will be returned promptly following the special meeting as described above.

Possible Claims Against and Impairment of the Trust Account

To protect amounts held in the trust account, our sponsor has agreed that it will be liable to ensure that the proceeds in the trust account are not reduced below $10.00 per share by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us, but we cannot assure you that it will be able to satisfy its indemnification obligations if it is required to do so. Additionally, the agreement entered into by our sponsor specifically provides for two exceptions to the indemnity it has given: it will have no liability (1) as to any claimed amounts owed to a target business or vendor or other entity who has executed an agreement with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the trust account, or (2) as to any claims for indemnification by the underwriters of this offering against certain liabilities, including liabilities under the Securities Act. We have not independently verified whether our sponsor has sufficient funds to satisfy its indemnity obligations and believe that our sponsor’s only assets are securities of our company. We have not asked our sponsor to reserve for such indemnification obligations. As a result, if we liquidate, the per-share distribution from the trust account could be less than $10.00 due to claims or potential claims of creditors. We will distribute to all of our public stockholders, in proportion to their respective equity interests, an aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account net of interest that may be used by us to pay our franchise and income taxes payable.

In the event that the proceeds in the trust account are reduced below $10.00 per public share and our sponsor asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against our sponsor to enforce such indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against our sponsor to enforce such indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. If our independent directors choose not to enforce these indemnification obligations, the amount of funds in the trust account available for distribution to our public stockholders may be reduced below $10.00 per share.

Required Vote

Approval of the Charter Amendment proposal requires the affirmative vote of holders of at least a majority of Pensare’s common stock outstanding on the record date. If the Charter Amendment proposal is not approved and Pensare is unable to complete a business combination on or before February 1, 2019, it will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account not previously released to us, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

All of Pensare’s directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Charter Amendment. On the record date, directors and executive officers of Pensare and their affiliates beneficially owned and were entitled to vote 5,953,500 shares of common stock representing approximately 15.3% of Pensare’s issued and outstanding common stock.

In addition, Pensare’s directors, executive officers and their affiliates may choose to buy shares of Pensare public common stock in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Charter Amendment proposal and elected to redeem their shares for a portion of the trust account. Any shares of common stock held by affiliates will be voted in favor of the Charter Amendment proposal.

Interests of Pensare’s Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that Pensare’s executive officers and members of the Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●

If the Charter Amendment is not approved and we do not consummate a business combination by February 1, 2019 as contemplated by our IPO prospectus and in accordance with our charter, the 5,953,500 shares of common stock held by Pensare officers, directors and affiliates, which were acquired prior to the IPO for an aggregate purchase price of approximately $25,000, will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 7,017,290 warrants that were acquired simultaneously with the IPO and over-allotment by our sponsor for an aggregate purchase price of $7,017,290, which will expire. Such common stock and warrants had an aggregate market value of approximately $62,003,742.50 based on the last sale price of Pensare’s common stock and warrants of $10.12 and $0.25, respectively, on Nasdaq on January 7, 2019;

●	In connection with the IPO, our sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company;

●	All rights specified in Pensare’s charter relating to the right of officers and directors to be indemnified by Pensare, and of Pensare’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the business combination is not approved and Pensare liquidates, Pensare will not be able to perform its obligations to its officers and directors under those provisions;

●	None of Pensare’s executive officers or directors has received any cash compensation for services rendered to Pensare. All of the current members of Pensare’s board of directors are expected to continue to serve as directors at least through the date of the special meeting and may continue to serve following any potential business combination and receive compensation thereafter;

●	Our sponsor has loaned to Pensare $1,000,000, which was evidenced by an unsecured promissory note, which is payable without interest upon consummation of a business combination. In the event that Pensare does not complete an initial business combination, it may use a portion of the working capital held outside the trust account to repay such loaned amount but no proceeds from the trust account may be used for such repayment. Accordingly, Pensare will most likely be unable to repay the loan if a business combination is not completed;

●	Pensare’s officers, directors, initial stockholders and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on Pensare’s behalf, such as identifying and investigating possible business targets and business combinations. These individuals have negotiated the repayment of any such expenses upon completion of Pensare’s initial business combination. However, if Pensare fails to obtain the Extension and consummate a business combination, they will not have any claim against the trust account for reimbursement. Accordingly, Pensare will most likely not be able to reimburse these expenses if the proposed business combination is not completed. Although as of the record date, Pensare’s officers, directors, initial stockholders and their affiliates had not incurred any unpaid reimbursable expenses, they may incur such expenses in the future; and

●	Pensare has entered into an Administrative Services Agreement with our sponsor, pursuant to which, Pensare pays $20,000 per month for office space, utilities and secretarial support. Upon the earlier of completion of a business combination or liquidation, Pensare will cease paying these monthly fees. Accordingly, our sponsor may receive payments in excess of the 18 payments originally contemplated, if the Charter Amendment is implemented.

The Board’s Reasons for the Charter Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, the Board has determined that the Charter Amendment proposal is fair to, and in the best interests of, Pensare and its stockholders. The Board has approved and declared advisable adoption of the Charter Amendment proposal, and recommends that you vote “FOR” such adoption. The Board expresses no opinion as to whether you should redeem your public shares.

We are a Delaware company incorporated on April 7, 2016 for the purpose of entering into a merger, stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. On August 1, 2017, we consummated our IPO of 27,000,000 units, with each unit consisting of one share of common stock, one right and one-half of one warrant. Each right entitles the holder thereof to receive one-tenth (1/10) of one share of common stock upon the consummation of an initial business combination, as described in more detail in the IPO prospectus. Each whole warrant entitles the holder to purchase one share of common stock at a price of $11.50. On August 4, 2017, the underwriters exercised their over-allotment option in full to purchase an additional 4,050,000 units. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $310,500,000.

Pensare’s IPO prospectus and charter provide that Pensare has until February 1, 2019 to consummate a business combination. While we are currently in discussions with respect to several business combination opportunities, our board currently believes that there will not be sufficient time before February 1, 2019 to complete a business combination. The affirmative vote of the holders of at least a majority of all outstanding shares of common stock is required to extend Pensare’s corporate existence, except in connection with, and effective upon consummation of, a business combination. Additionally, Pensare’s IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case Pensare’s corporate existence is extended as described above. Because Pensare continues to believe that a business combination would be in the best interests of Pensare’s stockholders, and because Pensare will not be able to conclude a business combination within the permitted time period, Pensare has determined to seek stockholder approval to extend the date by which Pensare has to complete a business combination beyond February 1, 2019 to the Extended Date.

Pensare is not asking you to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

The affirmative vote of the holders of at least a majority of all then outstanding shares of common stock is required to effect an amendment to Pensare’s charter that would extend its corporate existence beyond February 1, 2019, except in connection with, and effective upon consummation of, a business combination. Additionally, Pensare’s charter requires that all public stockholders have an opportunity to redeem their public shares in the case Pensare’s corporate existence is extended as described above. We believe that these charter provisions were included to protect Pensare stockholders from having to sustain their investments for an unreasonably long period, if Pensare failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given Pensare’s expenditure of time, effort and money on the potential business combinations with the targets it has identified, circumstances warrant providing those who would like to consider whether such potential business combinations are attractive investments with an opportunity to consider such transactions, inasmuch as Pensare is also affording stockholders who wish to redeem their public shares the opportunity to do so, as required under its charter. Accordingly, the Extension is consistent with Pensare’s charter and IPO prospectus.

After careful consideration of all relevant factors, Pensare’s board of directors determined that the Charter Amendment is fair to and in the best interests of Pensare and its stockholders.

The Board of Directors recommends that you vote “FOR” the Charter Amendment proposal. The Board of Directors expresses no opinion as to whether you should redeem your public shares.

THE DIRECTOR PROPOSAL

At the special meeting, shareholders are being asked to re-elect four directors to the Board to serve as the first class of directors.

Prior to our IPO, the Board was divided into two classes: the class I directors and the class II directors. The original class I directors stand elected for a term expiring at the Company’s first annual meeting and the original class II directors stand elected for a term expiring at the Company’s second annual meeting. Commencing at the first annual meeting, and then at each following annual meeting, directors elected to succeed those directors whose terms expire are elected for a term of office to expire at the second annual meeting following their election. Directors whose terms expire at an annual meeting may also be re-elected for a further two-year period if nominated by the Board.

As the special meeting is in lieu of the Company’s 2019 annual meeting (being the Company’s first annual meeting since its IPO), the terms of the current class I directors, Dr. Klaas Baks and Messrs. U. Bertram Ellis, Karl Krapek and Dennis Lockhart, will expire at the special meeting. However, the Board has nominated each of such individuals for re-appointment as class I directors, to hold office until the second annual meeting of stockholders following this special meeting, or until his successor is elected and qualified.

Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted to re-elect each of Dr. Baks and Messrs. Ellis, Krapek and Lockhart unless any such individual is unavailable, in which case such shares will be voted for a substitute nominee designated by the Board. We have no reason to believe that either nominee will be unavailable or, if elected, will decline to serve.

For a biography of Dr. Baks and Messrs. Ellis, Krapek and Lockhart, please see the section entitled “Management.”

Required Vote

Approval of the Director Proposal requires a plurality of the votes of Pensare’s shares present (in person or by proxy) at the special meeting for each of the director nominees. You may vote for or withhold your vote for all, or any, of the nominees.

All of Pensare’s directors, executive officers and their affiliates are expected to vote any shares owned by them in favor of each of the directors named in the Director Proposal. On the record date, directors and executive officers of Pensare and their affiliates beneficially owned and were entitled to vote 5,953,500 shares of common stock representing approximately 15.3% of Pensare’s issued and outstanding shares of common stock.

Recommendation of the Board

The Board recommends that you vote “FOR” the election of the nominees named above.

RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We are asking our shareholders to ratify the selection by our Audit Committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2019. The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the shareholders do not direct, in the manner set forth herein, the ratification of the selection of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2019, our Audit Committee intends to reconsider the selection of Marcum LLP as the company’s independent registered public accounting firm.

Marcum LLP has audited our financial statements for the fiscal year ended March 31, 2017. Representatives of Marcum LLP have been invited to but are not expected to be present at the special meeting.

The aggregate fees billed to our Company by Marcum LLP for the year ended March 31, 2018 and for the period from April 7, 2016 through March 31, 2017 are as follows:

	Year Ended March 31, 2018	For the period April 7, 2016 (inception) through March 31, 2017
Audit Fees(1)	$63,176	$10,000
Audit-Related Fees(2)	$—	$—
Tax Fees(3)	$—	$—
All Other Fees(4)	$—	$—
Total	$63,176	$10,000

(1)	Audit Fees consist of fees incurred for the audits of our annual financial statements and financial statements included in our registration statement on Form S-1, for the review of our unaudited interim consolidated financial statements included in our quarterly reports on Form 10-Q for the first three quarters of the fiscal year and for fees incurred related to other SEC filings.

(2)	Audit-Related Fees consist of fees incurred for accounting consultations, due diligence in connection with planned acquisitions and research services.

(3)	Tax Fees consist of fees incurred for tax compliance, planning and advisory services and due diligence in connection with planned acquisitions.

(4)	All Other Fees consist of products and services provided, other than the products and services described in the other rows of the foregoing table.

Our audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by Marcum LLP, including the fees and terms thereof (subject to the de minimus exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).  The audit committee may form and delegate authority to one or more of its members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such members to grant pre-approvals shall be presented to the audit committee at its next scheduled meeting.

Required Vote

The resolution to ratify the selection by our Audit Committee of Marcum LLP to serve as the Company’s independent registered public accounting firm requires the vote of a majority of the shares present (in person or by proxy) and voting on the matter at the special meeting.

Recommendation

The Board recommends that you vote “FOR” the ratification of the selection by our Audit Committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2019.

MANAGEMENT

Directors and Executive Officers

Our current directors and executive officers are as follows:

Name	Age	Position
Lawrence E. Mock, Jr.	72	Chairman of the Board
Darrell J. Mays	55	Chief Executive Officer
Dr. Robert Willis	49	President
John Foley	69	Chief Financial Officer
Jose Mas	47	Director
U. Bertram Ellis, Jr.	65	Director
Suzanne Shank	57	Director
Karl Krapek	70	Director
Dennis Lockhart	71	Director
Dr. Klaas Baks	46	Director

Lawrence E. Mock, Jr., our Chairman of the Board, is currently Managing Partner of Navigation Capital Partners, Inc., an Atlanta-based private equity firm which he founded in partnership with Goldman Sachs in 2006. From 1995 to 2006, Mr. Mock served as President and Chief Executive Officer of Mellon Ventures, Inc., which he founded in partnership with Mellon Financial Corporation, to make private equity and venture capital investments in operating companies. From 1983 to 1995, he was founder and Chief Executive Officer of River Capital, Inc. Mr. Mock holds a Master of Science degree from Florida State University and a Bachelor of Arts degree from Harvard College.

Darrell Mays, our Chief Executive Officer, was the Founder and Chief Executive Officer of nsoro, a turnkey wireless installation services provider, from 2003 to 2008, which was acquired by MasTec in August 2008. Mr. Mays has served as an executive of MasTec since 2008, during which period the revenues and EBITDA of MasTec’s communications division, of which nsoro is a component, increased to approximately $2.3 billion and $245.0 million in 2016, respectively. Mr. Mays holds a Bachelor of Arts degree in Business from Georgia State University.

Dr. Robert Willis, our President, became the President of nsoro in 2007. In such capacity, he negotiated the acquisition of the business by MasTec and, following its acquisition, served in an advisory role from 2010 through July 2016. From December 2013 until December 2015, Dr. Willis served as Chairman of U.S. Shale Solutions, Inc., a shale services company which he founded in 2013. Prior to nsoro, Dr. Willis served as Chief Executive Officer of Foxcode Inc., a merchant-banking firm, from 2004 until November 2015, in which capacity he was principal on multiple debt and equity transactions. In July 2004, Dr. Willis founded Gaming VC, S.A., an online gaming enterprise which completed a GBP 81 million initial public offering in London in 2004, and served as a member of its board and as its Finance Director until 2007. Prior to that, Dr. Willis was the founder and Chief Executive Officer of Alpine Computer Systems, Inc., a systems integration engineering company established in the 1980s that grew rapidly and was acquired by Delphi Group plc. in 1996, at which time he became Senior Vice President and Chief Information Officer of the parent company. Dr. Willis was a member of a three-man North American roll-up M&A team which ultimately acquired approximately 25 businesses. After an ADR NASDAQ offering, the company was acquired by Adecco Group AG. Dr. Willis subsequently reacquired the company and then merged it into Aimnet Solutions Inc., backed by Mellon Ventures and William E. Simon & Sons. The business was ultimately acquired by Cognizant Inc., a large public IT services company. Dr. Willis was awarded a Doctorate in Humane Letters (Hon.) from Newbury College in Boston, MA, in May 2001.

John Foley, our Chief Financial Officer, was the former Chief Financial Officer of nsoro MasTec from 2007 until his retirement in December 2015. During his tenure, Mr. Foley oversaw the financial integration of seven acquisitions. He also held executive positions which were responsible for the financial and operations at Burger King, Diageo PLC and Chiquita Brands International, Inc. Mr. Foley holds a Bachelor of Science degree in Finance from Boston College, where he graduated with honors.

Jose Mas has served on our board of directors since July 2017. He has served as a director and Chief Executive Officer of MasTec since 2007. MasTec is a leading infrastructure construction company operating mainly throughout North America across a range of industries. MasTec’s primary activities include the engineering, building, installation, maintenance and upgrade of communications, energy and utility infrastructure, such as: wireless, wireline/fiber, satellite communications and customer fulfillment activities; petroleum and natural gas pipeline infrastructure; electrical utility transmission and distribution; conventional and renewable power generation; and industrial infrastructure. As of March 31, 2017, MasTec had over 18,500 employees and 500 locations, and generated over $5.1 billion in revenue in 2016, more than five times greater than its 2006 revenues. Mr. Mas was also appointed to the Board of Directors of Helmerich & Payne, Inc. on March 1, 2017. Mr. Mas holds a Master of Business Administration and Bachelor of Business Administration degree from the University of Miami.

U. Bertram Ellis, Jr. has served on our board of directors as an independent director since July 2017. He has served as the Chairman and Chief Executive Officer of Ellis Capital, a diversified investment firm, since 1984. In addition, Mr. Ellis was the Founder and Chief Executive Officer of ACT III Broadcasting from 1986 to 1991, which sold for $530 million and Ellis Communication from 1993 to 1996, which sold for $840 million. Mr. Ellis holds a Master of Business Administration from the University of Virginia Darden Business School and a Bachelor of Arts from the University of Virginia.

Suzanne Shank has served on our board of directors as an independent director since July 2017. She has served as Chairman, Chief Executive Officer and majority owner of Siebert Cisneros Shank & Co., a full-service investment bank that has managed or co-managed over $2 trillion in transactions, since 1996. Mrs. Shank holds a Master of Business Administration from the Wharton School at the University of Pennsylvania and a Bachelor of Science from the Georgia Institute of Technology.

Karl Krapek has served on our board of directors as an independent director since July 2017. He has served as the Lead Director at Prudential Financial, Inc. since 2014, and a Director since 2004, and Director of Northrop Grumman Corporation since 2008. From 2002 to 2009, he was the President and Chief Operations Officer of United Technologies Corporation, or UTC, which has a market capitalization of approximately $90 billion. Mr. Krapek has served as an Executive Vice President of UTC since 1997 and as a Director of UTC from 1997 to 2007. Mr. Krapek holds a Master of Science from Purdue University and Bachelor of Science from Kettering University.

Dennis Lockhart has served on our board of directors as an independent since July 2017. He recently retired from his position as president and Chief Executive Officer of the Federal Reserve Bank of Atlanta, a position he held from 2007 to 2017. Earlier, he was a professor at Georgetown University, School of Foreign Service, from 2003 to 2007. Prior to this, he held senior positions at Heller Financial Inc. and Citicorp (now Citigroup). Mr. Lockhart holds a Master of Arts from Johns Hopkins University and a Bachelor of Arts from Stanford University.

Dr. Klaas Baks has served on our board of directors as an independent since July 2017. He is the Co-Founder and Executive Director of the Emory Center for Alternative Investments, which was formed in 2008. He also serves as the Atlanta Chair of TIGER 21, which is a peer-to-peer network of high net worth wealth creators, since 2014. In addition, he has been an Associate Professor in the Practice of Finance at Emory University’s Goizueta Business School since 2002. Dr. Baks has a Doctoral degree from the Wharton School at the University of Pennsylvania and a Masters of Arts degree from Brown University.

Special Advisors

Rayford Wilkins, Jr., our Special Advisor, served as Chief Executive Officer of AT&T Diversified Businesses and Chairman and President of AT&T International. Prior to these positions, he served as Group President Marketing and Sales. In addition, he occupied various positions associated with the wireless industry at SBC Group and has held several leadership roles in his more than 30-year career at AT&T and its predecessor companies. Mr. Wilkins is currently a director at Morgan Stanley, Valero Energy and Caterpillar.

Dr. David Panton, our Special Advisor, has served as Chairman and Chief Executive Officer of Panton Equity Partners, a private equity firm, since founding it in 2012. Prior to that, he was a partner of Navigation Capital Partners, an Atlanta-based private equity firm which he founded in partnership with Goldman Sachs in 2006. He has 20 years of investment banking and private equity experience and has sourced and led over 20 control transactions in various industries (including the telecom, media and technology industry) with an aggregate enterprise value of over $5 billion, including successful sales of portfolio companies to buyers such as Dell Inc., the Blackstone Group, and One Equity Partners.

Michael Pietropola, our Special Advisor, has served as President of Pietropola Consulting, a telecommunications consulting firm, since October 2015. Previously, he served as Vice President of Construction & Engineering for AT&T from January 2012 to October 2015, and as Vice President of Network Services for AT&T (and Cingular prior to its acquisition by AT&T) from June 2007 to January 2012.

Designated Director

MasTec has the right to designate a director to our board of directors. MasTec’s initial designee on our board of directors was Mr. Jose Mas. Prior to the consummation of our initial business combination, we will nominate MasTec’s designee for election at each annual meeting, so long as MasTec beneficially owns not less than 25% of the founders’ shares and private warrants that it owns at the time of the closing of our initial public offering. MasTec may waive its right to designate a director and instead have the right to have a board observer attend all of the meetings of our board of directors and receive all information provided to our board of directors, subject to such board observer executing an appropriate confidentiality agreement with us.

Number and Terms of Office of Officers and Directors

Our board of directors is divided into two classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a two-year term. The term of office of the first class of directors, consisting of Messrs. Ellis, Krapek and Lockhart and Dr. Baks, will expire at the special meeting. The term of office of the second class of directors, consisting of Ms. Shank and Messrs. Mays, Mock and Mas, will expire at the second annual meeting of stockholders.

Our officers are elected by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint persons to the offices set forth in our amended and restated bylaws as it deems appropriate. Our amended and restated bylaws provide that our officers may consist of a Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, Secretary and such other officers (including, without limitation, Vice Presidents, Assistant Secretaries and a Treasurer) as may be determined by the board of directors.

Committees of the Board of Directors

Our board of directors has three standing committees: an audit committee, a nominating committee and a compensation committee.

Audit Committee

We have an audit committee comprised of Messrs. Lockhart and Baks and Ms. Shank, each of whom is an independent director. Darren Thompson serves as the Chairman of the audit committee. Each member of the audit committee is financially literate, and our board of directors has determined that Darren Thompson qualifies as an “audit committee financial expert” as defined in applicable SEC rules because he meets the requirement for past employment experience in finance or accounting, requisite professional certification in accounting or comparable experience. The responsibilities of our audit committee include:

●	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Form 10-K;

●	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

●	discussing with management major risk assessment and risk management policies;

●	monitoring the independence of the independent auditor;

●	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

●	reviewing and approving all related-party transactions;

●	inquiring and discussing with management our compliance with applicable laws and regulations;

●	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

●	appointing or replacing the independent auditor;

●	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

●	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

●	approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

Nominating Committee

Our nominating committee consists of Messrs. Lockhart and Krapek and Ms. Shank, each of whom is an independent director under Nasdaq’s listing standards. The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on our board of directors. The nominating committee considers persons identified by its members, management, shareholders, investment bankers and others.

The guidelines for selecting nominees, which are specified in our Nominating Committee Charter, generally provide that persons to be nominated:

●	should have demonstrated notable or significant achievements in business, education or public service;

●	should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

●	should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of our shareholders.

The nominating committee will consider a number of qualifications relating to management and leadership experience, background, integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating committee does not distinguish among nominees recommended by shareholders and other persons.

Compensation Committee

Our compensation committee consists of Messrs. Ellis, Baks and Krapek, each of whom is an independent director under Nasdaq’s listing standards. The compensation committee’s duties, which are specified in our Compensation Committee Charter, include, but are not limited to:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer’s based on such evaluation;

●	reviewing and approving the compensation of all of our other executive officers;

●	reviewing our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

●	if required, producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Code of Ethics and Committee Charters

We have adopted a Code of Ethics applicable to our directors, officers and employees. We have filed a copy of our Code of Ethics, our audit committee charter, our nominating committee charter and our compensation committee charter as exhibits to our registration statement. You will be able to review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a current report on Form 8-K.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our officer, directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and ten percent stockholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on copies of such forms received, we believe that, during the fiscal year ended March 31, 2018, all filing requirements applicable to our officer, directors and greater than ten percent beneficial owners were complied with.

Executive Compensation

No executive officer has received any cash compensation for services rendered to us. We have entered into a Strategic Services Agreement with John Foley, our Chief Financial Officer, pursuant to which we have agreed to pay Mr. Foley consulting fees of $500 per hour for any hours of consulting services provided by Mr. Foley in excess of ten hours per month. The Strategic Services Agreement has an initial term of two years commencing on the date of our final prospectus, as filed with the SEC on July 31, 2017, subject to earlier termination by either party. Mr. Foley also received a grant of profits interests in our sponsor. We are obligated to make the same payments to our Special Advisors pursuant to Strategic Services Agreements we have entered into with each of them, and each of our Special Advisors and Dr. Willis has also received a grant of profits interest in our sponsor.

The profits interests in our sponsor that were granted to Dr. Willis, Mr. Foley and our Special Advisors are Class B Membership Units in our sponsor that were assigned to such individuals by Mr. Mays, who holds the remaining Class B Membership Units. The value of these profits interests, if any, will be wholly dependent on the value, following the consummation of our initial business combination, of the founders’ shares and the private warrants held by our sponsor. At that time, the holders of the Class B Membership Units would be entitled to receive distributions from the sponsor, which may consist of a portion of the founders’ shares and private warrants or the proceeds obtained by the sponsor upon the sale thereof, to the extent available after the holders of Class A Membership Units in the sponsor shall have received distributions equal to a multiple of their initial capital contributions in the sponsor. Accordingly, the value of the profits interests is related to our performance, because if the prices of our shares and warrants increase, the value of the profits interests will increase (assuming that the holders of Class A Membership Units have received the full amount of distributions payable to them). The profits interests (or, in the case of Dr. Willis and Mr. Panton, a portion of the profits interests) are subject to partial forfeiture if the recipient ceases providing services to us prior to the first anniversary of the consummation of our initial business combination, or if the value of the distributions received by the recipient on account of such profits interests would exceed a specified value.

Commencing on July 27, 2017, through the acquisition of a target business, we will pay our sponsor an aggregate fee of up to $20,000 per month for providing us with office space and certain office and secretarial services. However, this arrangement is solely for our benefit and is not intended to provide our executive officers or directors compensation in lieu of a salary.

Other than the administrative fee of up to $20,000 per month, the compensation payable to Mr. Foley pursuant to the Strategic Services Agreement described above and the repayment of any loans made by our sponsor to us, no compensation or fees of any kind, including finder’s, consulting fees and other similar fees, will be paid to our sponsor, members of our management team or their respective affiliates, for services rendered prior to or in connection with the consummation of our initial business combination (regardless of the type of transaction that it is). However, they will receive repayment of any loans from our sponsor, officers and directors for working capital purposes and reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of a stockholder meeting held to consider an initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8-K, as required by the SEC.

Compensation Committee Interlocks and Insider Participation

None.

Compensation Committee Report

Our compensation committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on that review and discussion, the compensation committee recommended to the Company’s board of directors that the Compensation Discussion and Analysis be included in this Annual Report on Form 10-K.

U. Bertram Ellis, Jr.

Dr. Klaas Baks

Karl Krapek

Report of the Audit Committee*

The Audit Committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T. Additionally, the Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

Submitted by the Audit Committee:

Suzanne Shank

Dennis Lockhart

Klaas Baks

* The above report shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our ordinary shares as of January 7, 2019, by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

●	each of our officers and directors; and

●	all our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the sponsor warrants as these warrants are not exercisable within 60 days of the date of this proxy statement.

We have based our calculation of the percentage of beneficial ownership on 38,812,500 ordinary shares outstanding on January 7, 2019.

Name and Address of Beneficial Owner(1)	Number of Ordinary Shares Beneficially Owned		Percentage of Outstanding Ordinary Shares
Pensare Sponsor Group, LLC	5,818,500	(2)	15.0%
Darrell J. Mays	5,818,500	(2)	15.0%
Lawrence E. Mock, Jr.(3)	—		—
Dr. Robert Willis(3)	—		—
John Foley(3)	—		—
Jose Mas	—		—
U. Bertram Ellis, Jr.	27,000		*
Suzanne Shank	27,000		*
Karl Krapek	27,000		*
Dennis Lockhart	27,000		*
Dr. Klaas Baks	27,000		*
All directors and executive officers as a group (ten individuals)	5,953,500		15.3%
Polar Asset Management Partners, Inc.(4)	2,983,900		7.7%
Davidson Kempner Partners(5)	1,999,800		5.2%

*	Less than 1%.

(1)	Unless otherwise indicated, the business address of each of the persons and entities is 1720 Peachtree Street, Suite 629, Atlanta, GA 30309.

(2)	Represents shares held by Pensare Sponsor Group, LLC, of which Mr. Mays is the managing member.

(3)	Mr. Mock, Dr. Willis and Mr. Foley hold economic interests in Pensare Sponsor Group, LLC and pecuniary interests in the securities held by Pensare Sponsor Group, LLC. Each of Mr. Mock, Dr. Willis and Mr. Foley disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein.

(4)	According to a Schedule 13G filed with the SEC on February 9, 2018 on behalf of Polar Asset Management Partners Inc., a Canadian corporation (“Polar Partners”), which serves as an investment manager to Polar Multi Strategy Master Fund, a Cayman Islands exempted company (“PMSMF”) and certain managed accounts (together with PMSMF, the “Polar Vehicles”) with respect to the shares held by Polar Vehicles. The business address of this shareholder is 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario M5H 2Y4, Canada.

(5)	According to a Schedule 13G filed with the SEC February 12, 2018 on behalf of Davidson Kempner Partners, a New York limited partnership (“DKP”), Davidson Kempner Institutional Partners, L.P., a Delaware limited partnership (“DKIP”), Davidson Kempner International, Ltd., a British Virgin Islands business company (“DKIL”), Davidson Kempner Capital Management LP, a Delaware limited partnership and a registered investment adviser with the SEC (“DKCM”) and Messrs. Thomas L. Kempner, Jr. and Anthony A. Yoseloff. DKCM acts as investment manager to each of DKP, DKIP and DKIL. Messrs Kempner, Jr. and Yoseloff, through DKCM, are responsible for the voting and investment decisions relating to the securities held by DKP, DKIP and DKIL. The business address of this stockholder is c/o Davidson Kempner Capital Management LP, 520 Madison Avenue, 30th Floor, New York, New York 10022.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

In May 2016, our sponsor purchased 10,000 shares of our common stock for an aggregate purchase price of $11.00. In May 2017, our sponsor and certain other persons purchased an aggregate of 7,177,500 shares of our common stock for an aggregate purchase price of $24,990 in cash, or approximately $0.0035 per share. In June 2017, our sponsor transferred 1,575,000 founder shares to MasTec for the same purchase price originally paid for such shares. In July 2017, we effected a stock dividend with respect to our common stock of 575,000 shares thereof, resulting in our initial stockholders holding an aggregate of 7,762,500 founder shares.

Simultaneously with the closing of our initial public offering, our sponsor, MasTec and EBC purchased from us an aggregate of 10,512,000 private warrants for a total purchase price of $10,512,500, each in a private placement. Each private placement warrant entitles the holder to purchase of one share of common stock at $11.50 per share. Continental Stock Transfer & Trust Company deposited the purchase price into the Trust Account simultaneously with the consummation of the initial public offering. The private warrants are identical to the warrants included in the units sold in our initial public offering except that the private warrants: (i) will not be redeemable by us and (ii) may be exercised for cash or on a cashless basis, as described in the IPO prospectus, so long as they are held by the initial purchasers or any of their permitted transferees. The purchasers of the private warrants have agreed not to transfer, assign or sell any of their private warrants or the common stock issuable upon exercise of the private warrants (except to certain permitted transferees), until after the completion of our initial business combination.

In order to meet our working capital needs, our sponsor, officers and directors may, but are not obligated to, loan us funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each loan would be evidenced by a promissory note. The notes would either be paid upon consummation of our initial business combination, without interest, or, at holder’s discretion, up to $1,500,000 of the notes may be converted into warrants at a price of $1.00 per warrant. The warrants would be identical to the private warrants. If we do not complete a business combination, the loans will be forgiven.

On June 8, 2018, our sponsor advanced us $1,000,000 for working capital purposes. The working capital loan was evidenced by a $1,000,000 promissory note, which is payable without interest upon consummation of a business combination or, at the holder’s discretion, the note may be converted into warrants at a conversion price of $1.00 per warrant. Each warrant will contain terms identical private warrants, entitling the holder thereof to purchase one share of common stock at an exercise price of $11.50 per share as more fully described in the IPO prospectus.

We hold a commitment letter from our chief executive officer and managing member of our sponsor, whereby the managing member of our sponsor commits to funding any working capital shortfalls through the earlier of an initial business combination or our liquidation. The loans would be issued as required and each loan would be evidenced by a promissory note, up to an aggregate of $750,000. The loans will be non-interest bearing, unsecured and payable upon the consummation of our initial business combination or at the holder’s discretion, up to $500,000 of the loan would convert into warrants at a price of $1.00 per warrant. If we do not complete a business combination, any such loans will be forgiven. As of September 30, 2018, we did not have any promissory notes outstanding related to this commitment.

The holders of our founder shares as well as the holders of the private warrants and any warrants our sponsor, officers, directors or their affiliates may be issued in payment of working capital loans made to us (and all underlying securities), are entitled to registration rights pursuant to a registration rights agreement entered into on July 27, 2017. The holders of a majority of these securities are entitled to make up to three demands that we register such securities. The holders of the majority of the founder shares can elect to exercise these registration rights at any time commencing three months prior to the date on which these shares of common stock are to be released from escrow. The holders of a majority of the private warrants or warrants issued in payment of working capital loans made to us (or underlying securities) can elect to exercise these registration rights at any time after we consummate a business combination. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our consummation of a business combination. We will bear the expenses incurred in connection with the filing of any such registration statements.

Our sponsor, which is affiliated with our officers and directors, has agreed that, through the earlier of our consummation of our initial business combination or our liquidation, it will make available to us certain general and administrative services, including office space, utilities and administrative support, as we may require from time to time. We have agreed to pay our sponsor an aggregate of up to $20,000 per month for these services. Accordingly, our officers and directors will benefit from the transaction to the extent of their interest in our sponsor. However, this arrangement is solely for our benefit and is not intended to provide our officers or directors compensation in lieu of a salary. We believe, based on rents and fees for similar services in the Atlanta area, that the fee charged by our sponsor is at least as favorable as we could have obtained from an unaffiliated person.

We have entered into a Strategic Services Agreement with John Foley, our Chief Financial Officer, pursuant to which we have agreed to pay Mr. Foley consulting fees of $500 per hour for any hours of consulting services provided by Mr. Foley in excess of ten hours per month. The Strategic Services Agreement has an initial term of two years commencing on July 27, 2017, subject to earlier termination by either party. Mr. Foley also received a grant of profits interests in our sponsor. We are obligated to make the same payments to our Special Advisors pursuant to Strategic Services Agreements we have entered into with each of them, and each of our Special Advisors and Dr. Willis has also received a grant of profits interest in our sponsor.

Other than the administrative fee of up to $20,000 per month and the compensation payable to Mr. Foley pursuant to the Strategic Services Agreement, no compensation or fees of any kind, including finder’s, consulting fees and other similar fees, will be paid to our sponsor, members of our management team or their respective affiliates, for services rendered prior to or in connection with the consummation of our initial business combination (regardless of the type of transaction that it is). However, such individuals will receive the repayment of any loans from our sponsor, officers and directors for working capital purposes and reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of a stockholder meeting held to consider an initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8-K, as required by the SEC.

All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by a majority of our uninterested “independent” directors or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our disinterested “independent” directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.

Related Party Policy

Our Code of Ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the board of directors (or the audit committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our shares of common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

Our audit committee, pursuant to its written charter, will be responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. The audit committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable to us than terms generally available from an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction. No director may participate in the approval of any transaction in which he is a related party, but that director is required to provide the audit committee with all material information concerning the transaction. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize conflicts of interest, we have agreed not to consummate an initial business combination with an entity that is affiliated with any of our sponsor, officers or directors including (i) an entity that is either a portfolio company of, or has otherwise received a material financial investment from, any private equity fund or investment company (or an affiliate thereof) that is affiliated with any of the foregoing, (ii) an entity in which any of the foregoing or their affiliates are currently passive investors, (iii) an entity in which any of the foregoing or their affiliates are currently officers or directors, or (iv) an entity in which any of the foregoing or their affiliates are currently invested through an investment vehicle controlled by them, unless we have obtained an opinion from an independent investment banking firm, or another independent entity that commonly renders valuation opinions on the type of target business we are seeking to acquire, and the approval of a majority of our disinterested independent directors that the business combination is fair to our unaffiliated stockholders from a financial point of view.

Director Independence

Nasdaq listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that Messrs. Mock, Ellis, Krapek, Lockhart, Baks and Ms. Shank are “independent directors” as defined in the Nasdaq listing.

STOCKHOLDER PROPOSALS

If the Charter Amendment is approved, we anticipate that the 2020 annual meeting of stockholders will be held no later than December 31, 2020. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2020 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address in the future, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

●	If the shares are registered in the name of the stockholder, the stockholder may notify us of his or her request by calling or writing Morrow Sodali LLC, Pensare’s proxy solicitor, at 470 West Avenue, Stamford, CT 06902, telephone number: (800) 662-5200, email: WRLS.info@morrowsodali.com; or

●	If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly; banks or brokers may call Morrow Sodali LLC collect at (203) 658-9400.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports and other reports and information with the Securities and Exchange Commission. These reports and other information can be inspected and copied at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the Securities and Exchange Commission’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the Securities and Exchange Commission.

Any requests for copies of information, reports or other filings with the Securities and Exchange Commission should be directed to Pensare Acquisition Corp., 1720 Peachtree Street, Suite 629, Atlanta, GA 30309, Attention: Darrell J. Mays, Chief Executive Officer.

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than January 16, 2019.

ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
PENSARE ACQUISITION CORP.

January [●], 2019

Pensare Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1.             The name of the Corporation is “Pensare Acquisition Corp.” The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on April 7, 2016 (the “Original Certificate”). The first certificate of amendment of the Original Certificate was filed with the Secretary of State on May 10, 2016. The second certificate of amendment of the Original Certificate was filed with the Secretary of State on December 19, 2016. The third certificate of amendment of the Original Certificate was filed with the Secretary of State on May 11, 2017. The Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) was filed with the Secretary of State of the State of Delaware on July 27, 2017;

2.             This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate.

3.             This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4.             The text of Section 9.6 is hereby amended and restated to read in full as follows:

Termination. In the event that the Corporation does not consummate a Business Combination by May 1, 2019 (such date being referred to as the “Termination Date”), the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the Offering Shares for cash for a redemption price per share equal to the amount then held in the Trust Account, including the interest earned thereon, less any income or franchise taxes payable, divided by the total number of Offering Shares then outstanding (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then stockholders and subject to the requirements of the DGCL, including the adoption of a resolution by the Board pursuant to Section 275(a) of the DGCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the DGCL, dissolve and liquidate the balance of the Corporation’s net assets to its remaining stockholders, as part of the Corporation’s plan of dissolution and liquidation, subject (in the case of clauses (ii) and (iii) above) to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

A-1

IN WITNESS WHEREOF, Pensare Acquisition Corp. has caused this Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

PENSARE ACQUISITION CORP.

By:
Name: Darrell Mays Title: Chief Executive Officer

A-2

PENSARE ACQUISITION CORP. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 28, 2019 PROXY CARD The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated January 8, 2019, in connection with the Special Meeting to be held on January 28, 2019 at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at MetLife Building, 200 Park Avenue, New York, New York 10166 and hereby appoints Lawrence E. Mock, Jr., Darrell J. Mays and Dr. Robert Willis, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of Pensare Acquisition Corp. (the “Corporation”) registered in the name provided, which the undersigned is entitled to vote at the Special Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement. PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. (Continued and to be marked, dated and signed below) Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on January 28, 2019: This notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/pensaregrp/2019. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, AND 3. Proposal 1 — The Charter Amendment Amend Pensare’s Amended and Restated Certificate of Incorporation to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional three months, from February 1, 2019 to May 1, 2019, and permit holders of public shares to redeem their shares for their pro rata portion of the trust account. Proposal 2 — Election of Directors To elect four directors to serve on the Company’s Board of Directors until their successors are elected and qualified. FOR AGAINST ABSTAIN U. Bertram Ellis, Jr. Karl Krapek Dennis Lockhart Dr. Klaas Baks FOR WITHHOLD Please mark vote as indicated in this example Proposal 3 — Ratification of Selection of Independent Registered Public Accounting Firm To ratify the selection by our Audit Committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2019. FOR AGAINST ABSTAIN Dated: , 2019 Signature (Signature if held Jointly) Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.